Supplement to the
Fidelity® Growth Opportunities ETF, Fidelity® Magellan® ETF, Fidelity® Real Estate Investment ETF and Fidelity® Small-Mid Cap Opportunities ETF
November 29, 2021
Prospectus

The following information replaces similar information for Fidelity® Real Estate Investment ETF found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

The fund is jointly and primarily managed by the team of Steven Buller (co-manager) and Wan Hua Tan (co-manager). Mr. Buller has managed the fund since February 2021 and Ms. Tan has managed the fund since May 2022.

Mr. Buller develops the investment strategy for the fund and is not responsible for the operational implementation of the strategy. Ms. Tan is responsible for the operational implementation of the strategy.

The following information replaces the biographical information for Fidelity® Real Estate Investment ETF found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Fidelity® Real Estate Investment ETF is jointly and primarily managed by the team of Steven Buller (co-manager) and Wan Hua Tan (co-manager). Mr. Buller has managed the fund since February 2021 and Ms. Tan has managed the fund since May 2022.

Mr. Buller develops the investment strategy for the fund and is not responsible for the operational implementation of the fund’s strategy. He also manages other funds. Since joining Fidelity Investments in 1992, Mr. Buller has worked as a research analyst and portfolio manager.

Ms. Tan is responsible for the operational implementation of the fund’s investment strategy. Since joining Fidelity Investments in 2022, Ms. Tan has worked as a qualitative analyst and portfolio manager. Prior to joining the firm, Ms. Tan served as a quantitative analyst and portfolio manager at Acadian Asset Management from 2014 to 2022.

ETC-22-01 1.9903671.103	April 29, 2022